UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021

KALLO, INC.

_________________________

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53183	98-0542529
(State of Incorporation)	(Commission File No.)	(I.R.S. Employers Identification Number

255 Duncan Mill Road, Suite 504, Toronto, Canada M3B 3H9

(Address of Principal Executive Office)

Registrant's telephone number including area code: (416) 246-9997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

As used herein, the term “we,” “us,” “our,” and the “Company” refers to Kallo, Inc. a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S MARKETING PLANS, GOALS, COMPETITIVE AND TECHNOLOGY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL AND MANAGERIAL RESOURCES OF THE COMPANY, THE CURRENT AND UNPREDECENTED GLOBAL COVID-19 VIRUS CONDITIONS THAT DIRECTLY AND ADVERSELY HAVE HAD A SERIOUS NEGATIVE IMPACT UPON THE COMPANY AND ITS PLANS AND WILL LIKELY CONTINUE TO HAVE THAT IMPACT FOR THE FORESEEABLE FUTURE, OUR TOTAL LIABILITIES EXCEED OUR TOTAL ASSETS, AS A RESULT WE ARE INSOLVENT, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF OUR PRODUCTS AND SERVICES, AND MANAGEMENT THAT HAS ONLY LIMITED EXPERIENCE IN DEVELOPING SYSTEMS AND MANAGEMENT PRACTICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. FURTHER, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE ANY OF THE OBJECTIVES OF ANY ONE OR MORE OF THE AGREEMENTS THAT WE ENTER INTO INVOLVING ANY DOMESTIC OR FOREIGN COMPANY. ANY FINANCIAL TRANSACTIONS WITH ANY FOREIGN COUNTRY INVOLVES SERIOUS AND CONSEQUENTIAL LEGAL RISKS AND UNCERTAINTIES OVER WHICH WE HAVE NO CONTROL. WE MAY DISCOVER THAT ONE OR MORE OF THE PARTIES TO ANY AGREEMENT THAT WE ENTER INTO (AND/OR THEIR SUB-CONTRACTORS), CLAIM THAT BECAUSE OF A FORCE MAJEURE, THEY HAVE NO OBLIGATION TO RENDER ANY PERFORMANCE UNDER ANY OR MORE OF THESE CONTRACTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 8.01 Other Events.

1.	Letter of March 22, 2021

On March 23, 2021, we received a letter dated March 22, 2021 (the “Letter”) from the Cabinet Secretary for the National Treasury & Planning, the Republic of Kenya (the “Cabinet Secretary”) informing us that the project and agreements that we previously entered into with Techno-Investment Module Ltd., a corporation formerly domiciled in the Republic of Belarus, and now domiciled in the Kingdom of Spain (“TIM”) and the Republic of Kenya, namely, the Project Contract and the Loan Contract (the “Project”) have been put on hold. The Letter further stated that current news speculations published by the (Kenya-based) Business Daily news concerning Kenya’s agreement with Kallo have been disclosed without (the Cabinet Secretary’s) concern (and, as a result) the government has decided that it is in the interest (of the Republic of Kenya) to put the project on hold.

The Cabinet Secretary further explained in his Letter that the Republic of Kenya is undergoing preparations for upcoming elections and concerns related to certain (unstated) allegations in the media could cause serious political complications.

Nonetheless the Cabinet Secretary further stated in the Letter that the Project is not being terminated but put on hold for a certain period of time. The Cabinet Secretary did not provide any assurances with respect to if or when the Project will proceed as originally intended and we have not received any additional communication from the Cabinet Secretary regarding the status of the Project or whether the Project will be implemented, if at all.

In light of the statements made by the Cabinet Secretary in the unexpected Letter that we received, there is a clear risk that the Project (that we had hoped would be undertaken in Kenya and which was previously the subject of the Form 8-K that we filed with the Securities and Exchange Commission on August 10, 2020) may not be realized and, more than that, that all of the efforts that we and TIM expended in connection with the Project will not result in any financial gain for Kallo, Inc.

In that context, we are reminded of the inherent significant and continuing high risks and uncertainties associated with all of our business transactions and agreements involving foreign countries and our inability to mitigate all such risks and uncertainties.

We expended significant managerial time and financial resources in anticipation that the agreements that we entered for the Project would be implemented. It now appears that the agreements for the Project and the anticipated transactions underlying those agreements will not be realized for reasons that are beyond our control and with the result that our investment of our managerial time and financial resources will be lost.

A copy of the Letter and our response of March 23, 2021 to the Letter are each attached to this Form 8-K.

Overall and in light of our receipt of the Letter, which was entirely unexpected, we cannot assure any holder of our Common Stock, our Preferred Stock, or any of our debt instruments, that the matters set forth in the Letter will be satisfactorily resolved or are later resolved on terms that are commercially reasonable or which otherwise would allow us to achieve our original business and financial objectives. We are a small company with limited financial and managerial resources and we cannot be assured that the foreign governments that are counter-parties to the agreements or understandings that we enter into will not later determine that the terms of any agreement or understandings that we have with them (or any other collateral or related agreements or understandings) are not in their interest.

In that sense and in these circumstances we face the clear and unmistakable risks of significant and continuing losses. At present we have not been successful in undertaking and implementing our business strategy in any country. There can be no assurance that we will be successful in implementing our business strategy or otherwise achieving any of our goals and, in so doing, achieve any measure of profitability or positive cash flow or if we do, that we can sustain any measure of profitability or positive cash flow.

We remain financially insolvent since our Total Liabilities exceed our Total Assets and in the fiscal year ending December 31, 2020 we incurred losses in excess of nine million dollars ($9,000,000). In that context and given the high risks that we face, any reader of this Form 8-K should carefully consider the Risk Factors set forth in Item 1a in our Annual Report on Form 10-K for the fiscal year ending December 31, 2020. At the same time, no person should acquire our Common Stock, our Preferred Stock, or any of our debt instruments who cannot afford to lose their entire investment.

2.	Order of Suspension of Trading

On March 24, 2021 we were informed that the Securities and Exchange Commission, pursuant to Section 12(k) of the Securities Exchange Act of 1934, as amended, suspended trading of our Common Stock for a period from 9:30 A.M., EDT on March 24, 2021 through 11:59 P.M. on April 7, 2021.

We are disappointed by this trading suspension and while we are hopeful that we may be able to resolve any matters that resulted in the trading suspension, we have not yet undertaken discussions with the staff at the Securities and Exchange Commission that would allow us to accurately understand all of their concerns. In that light we cannot assure you that we will successfully resolve their concerns or whether we can regain the tradability of our Common Stock either within the ten (10) day suspension period or if ever.

We are a small company and due to our state of insolvency, we may not be able to undertake and obtain the funds needed to undertake the necessary and customary steps needed to successfully regain tradability of our Common Stock. For these and other reasons, any person who acquires our Common Stock, our Preferred Stock, or any of our debt instruments should be prepared to lose their entire investment

As we have said previously, our stockholders are reminded that our business strategy involves significant risks and uncertainties over which we have little or no control. These risks and uncertainties are far higher today given the current uncertain environment of the COVID-19 and the global pandemic and we do not anticipate that these risks and uncertainties will decline in any material respect at any time in the foreseeable future.

Item 9.01 Exhibits.

Exhibit Number	Description
(1)	Letter of March 22, 2021 from the Cabinet Secretary, the National Treasury and Planning, Republic of Kenya; and
(2)	Letter of March 23, 2021 from John Cecil to the Cabinet Secretary, the National Treasury and Planning, Republic of Kenya

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALLO, Inc.

Date: March 25, 2021	By:	/s/John Cecil
John Cecil, Chief Executive Officer & Chief Financial Officer